UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☑	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com
999 999 999 999 99      ß
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
COMMON SHARES	FOR AN ANNUAL MEETING OF SHAREHOLDERS, JUNE 30, 2008
The Annual Meeting of shareholders will be held Monday, June 30, 2008 at 3:00 p.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on June 30, 2008 or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

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            Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

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In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

		FOR	WITHHOLD
		NOMINEES	AUTHORITY
		listed at left	to vote for
		(except as	all nominees
1. Election of Board Members:		marked to	listed at left
the contrary)
Class II:

(01) John P. Amboian	(02) David J. Kundert	☐	☐

(03) Terence J. Toth

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)
		FOR	AGAINST	ABSTAIN

3a(i).	Approve the elimination of the fundamental policy relating to tax-exempt municipal bonds.	☐	☐	☐

3b.	Approve the fundamental policy relating to tax-exempt securities.	☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

ê	NRK-ETF-MN-JUNE-MM	ê

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com
999 999 999 999 99      ß
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
MUNIPREFERRED SHARES	FOR AN ANNUAL MEETING OF SHAREHOLDERS, JUNE 30, 2008
The Annual Meeting of shareholders will be held Monday, June 30, 2008 at 3:00 p.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on June 30, 2008 or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê
            Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	ê	NRK-ETF-MA-JUNE-MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☑	ê

		FOR	WITHHOLD
		NOMINEES	AUTHORITY
		listed at left	to vote for
		(except as	all nominees
1. Election of Board Members:		marked to	listed at left
Class II:	Preferred Shares Only	the contrary)
(01) John P. Amboian	(04) William C. Hunter	☐	☐
(02) David J. Kundert	(05) William J. Schneider
(03) Terence J. Toth

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
		FOR	AGAINST	ABSTAIN

3a(i).	Approve the elimination of the fundamental policy relating to tax-exempt municipal bonds.	☐	☐	☐

3b.	Approve the fundamental policy relating to tax-exempt securities.	☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

ê	NRK-ETF-MA-JUNE-MM	ê